Exhhibit 10.3

AMENDMENT NO. 6

TO

AMENDED AND RESTATED

LOAN AND SECURITY AGREEMENT

THIS AMENDMENT NO. 6 TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT, dated as of February 1, 2007 (this “Amendment”), is entered into by and among WACHOVIA BANK, NATIONAL ASSOCIATION, in its capacity as agent for Lenders (in such capacity, “Agent”) and as a Lender, THE CIT GROUP BUSINESS CREDIT, INC., as a Lender, FEDDERS NORTH AMERICA, INC., a Delaware corporation, and the other Borrowers party to the Loan Agreement referred to below, FEDDERS CORPORATION, a Delaware corporation, and the other Guarantors party to the Loan Agreement.

W I T N E S S E T H:

WHEREAS, Agent, Lenders, Borrowers and Guarantors are party to that certain Amended and Restated Loan and Security Agreement, dated as of January 31, 2006, as amended by Amendment No. 1 to Loan and Security Agreement, dated as of February 15, 2006, Amendment No. 2 to Loan and Security Agreement, dated as of August 11, 2006, Amendment No. 3 to Amended and Restated Loan and Security Agreement, dated as of October 19, 2006, Amendment No. 4 to Amended and Restated Loan and Security Agreement, dated as of January 11, 2007, and Amendment No. 5 to Amended and Restated Loan and Security Agreement, dated as of January 26, 2007 (“Amendment No. 5” and such Amended and Restated Loan and Security Agreement, as so amended, the “Loan Agreement”); and

WHEREAS, pursuant to Amendment No. 5, Agent and Lenders extended the maturity date of the Supplemental Term Loan from January 26, 2007 to February 2, 2007; and

WHEREAS, Borrowers have advised Agent that Borrowers are pursuing negotiations with one or more other lenders (each, a “Replacement Lender”) with respect to a senior secured credit facility to be provided to Borrowers by a Replacement Lender which will replace the Credit Facility provided by Agent and Lenders (the “Replacement Facility”), the initial proceeds of which Replacement Facility shall be used by Borrowers to pay and satisfy in full all Obligations owing to Agent and Lenders; and

WHEREAS, Borrowers and Guarantors have requested that Agent and Lenders agree to further extend the maturity date of the Supplemental Term Loan beyond February 2, 2007; in order to, among other things, provide an accommodation with respect to the repayment of the Supplemental Term Loan while Borrowers undertake to consummate the closing of a Replacement Facility; and Agent and Lenders are willing to agree to the foregoing, on and subject to the terms and conditions set forth in this Amendment;

NOW, THEREFORE, in consideration of the premises and the representations, warranties and covenants set forth herein and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, it is hereby agreed as follows:

1.           Definitions. All capitalized terms used and not otherwise defined herein shall have their respective meanings as set forth in the Loan Agreement.

2.           Additional Definitions. Section 1 of the Loan Agreement is hereby amended to include, in addition and not in limitation, the following defined terms:

“Amendment No. 6” shall mean Amendment No. 6 to Loan and Security Agreement, dated as of February 1, 2007, executed among Agent, Lenders, Borrowers and Guarantors.

“Amendment No. 6 Effective Date” shall mean the date on which all conditions precedent to the effectiveness of Amendment No. 6 have been fully satisfied, as determined by Agent.

3.           Extended Maturity of Supplemental Term Loan. Notwithstanding anything to the contrary contained in Amendment No. 5 or otherwise in the Loan Agreement, the unpaid principal of the Supplemental Term Loan shall not be due and payable in full on February 2, 2007 and shall instead be due and payable in full to Agent, for the benefit of Lenders, without notice or demand, on Friday, February 16, 2007. On such maturity date, Agent, at its option, may charge any account of Borrower maintained by Agent for the then unpaid principal of the Supplemental Term Loan.

4.           Representations, Warranties and Covenants. In addition to the continuing representations, warranties and covenants heretofore or hereafter made by Borrowers and Guarantors to Agent and Lenders pursuant to the Loan Agreement and the other Financing Agreements, Borrowers and Guarantors hereby represent, warrant and covenant with and to Agent and Lenders as follows (which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof and shall be incorporated into and made a part of the Financing Agreements):

(a)          This Amendment has been duly executed and delivered by each Borrower and each Guarantor and is in full force and effect as of the date hereof, and the agreements and obligations of such Borrower or Guarantor contained herein constitute its legal, valid and binding obligations, enforceable against it in accordance with the terms hereof;

(b)          All of the representations and warranties set forth in the Loan Agreement, as amended by this Amendment, are true and correct in all material respects on and as of the date hereof as if made on the date hereof, except as affected by transactions expressly contemplated or permitted by this Amendment and except to the extent that any such representation or warranty is made as of a specified date, in which case each such representation or warranty shall have been true and correct as of such date; and

(c)          As of the date hereof and after giving effect to the amendments set forth in this Amendment, there exists no Default or Event of Default.

5.            Condition Precedent. The effectiveness of the agreements and amendments made in this Amendment is subject to Agent’s receipt of an executed copy (or executed faxed or

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electronic copy) of this Amendment duly authorized, executed and delivered by the parties hereto other than Agent.

6.            Further Assurances. Borrowers and Guarantors shall execute and deliver such additional documents and take such additional actions as may be reasonably requested by Agent to effectuate the provisions and purposes of this Amendment.

7.           Governing Law. The rights and obligations hereunder of each of the parties hereto shall be governed by and interpreted and determined in accordance with the internal laws of the State of New York (without giving effect to principles of conflicts of laws).

8.           Binding Effect. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

9.            Counterparts. This Amendment may be executed in any number of counterparts, all of which counterparts shall together constitute one and the same agreement. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart hereof signed by each of the parties hereto.

10.         Inconsistencies; Effect; No Waiver. To the extent that any provision of the Loan Agreement or any Financing Agreement is inconsistent with the provisions of this Amendment, such other provision shall be deemed to be amended so that it is made consistent with the provisions of this Amendment. Except as expressly agreed herein, the Loan Agreement and all of the other Financing Agreements and all covenants, representations and warranties contained therein, are hereby ratified and confirmed in all respects and shall remain in full force and effect in accordance with their terms.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first above written.

AGENT:	BORROWERS:

WACHOVIA BANK, NATIONAL ASSOCIATION, as Agent and Issuing Bank	FEDDERS NORTH AMERICA, INC.
By:	By:
Title:	Title:

LENDERS:

WACHOVIA BANK, NATIONAL ASSOCIATION	EMERSON QUIET KOOL CORPORATION
By:	By:
Title:	Title:

THE CIT GROUP BUSINESS CREDIT, INC.	COLUMBIA SPECIALTIES, INC.
By:	By:
Title:	Title:

TRION, INC.
By:
Title:

ENVIRCO CORPORATION
By:
Title:

[SIGNATURES CONTINUED ON NEXT PAGE]

[SIGNATURES CONTINUED FROM PREVIOUS PAGE]

EUBANK COIL COMPANY, formerly known as Fedders Eubank Company, Inc.
By:
Title:

FEDDERS ADDISON COMPANY, INC.
By:
Title:

FEDDERS ISLANDAIRE, INC.
By:
Title:

ISLAND METAL FABRICATING, INC.
By:
Title:

GUARANTORS:

FEDDERS CORPORATION
By:
Title:

FEDDERS INTERNATIONAL, INC.
By:
Title:

[SIGNATURES CONTINUED ON NEXT PAGE]

[SIGNATURES CONTINUED FROM PREVIOUS PAGE]

FEDDERS INVESTMENT CORPORATION
By:
Title:

FEDDERS, INC.
By:
Title:

ROTOREX COMPANY, INC.
By:
Title:

AGREED TO:
FEDDERS HOLDING COMPANY, INC.	HERRMIDIFIER COMPANY, INC.
By:	By:
Title:	Title: